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
                                                                                                                         EXHIBIT 99
                                                   SOUTHWEST GAS CORPORATION
                                                  SUMMARY STATEMENTS OF INCOME
                                           (In thousands, except per share amounts)
                                                           (Unaudited)

                                                                THREE MONTHS ENDED      SIX MONTHS ENDED       TWELVE MONTHS ENDED
                                                                     JUNE 30,                JUNE 30,                JUNE 30,
                                                              ---------------------   ---------------------   ---------------------
                                                                1998        1997        1998        1997        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Gas operating revenues                                        $ 165,017   $ 107,740   $ 439,380   $ 319,304   $ 734,741   $ 574,600
Net cost of gas sold                                             73,768      36,723     194,755     121,322     282,771     193,745
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Operating margin                                                 91,249      71,017     244,625     197,982     451,970     380,855
Operations and maintenance expenses                              52,181      49,407     103,031      97,855     206,335     200,748
Depreciation, amortization, and general taxes                    27,519      25,814      54,793      51,426     107,288      99,171
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Operating income (loss)                                          11,549      (4,204)     86,801      48,701     138,347      80,936
Net interest deductions                                          15,314      15,195      31,339      29,456      63,634      56,451
Preferred securities distribution                                 1,369       1,369       2,738       2,738       5,475       5,475
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Pretax utility income (loss)                                     (5,134)    (20,768)     52,724      16,507      69,238      19,010
Utility income tax expense (benefit)                             (1,962)     (8,112)     20,292       6,328      22,886       7,201
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Net utility income (loss)                                        (3,172)    (12,656)     32,432      10,179      46,352      11,809
Other income (expense), net                                         (54)        (91)         (1)       (390)     (7,885)       (571)
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Contribution to net income (loss) - gas operations               (3,226)    (12,747)     32,431       9,789      38,467      11,238
Contribution to net income (loss) - construction services           712          (1)      1,008        (969)      2,621       1,240
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Net income (loss)                                             $  (2,514)  $ (12,748)  $  33,439   $   8,820   $  41,088   $  12,478
                                                              =========   =========   =========   =========   =========   =========
Earnings (loss) per share - gas operations                    $   (0.12)  $   (0.47)  $    1.18   $    0.36   $    1.41   $    0.42
Earnings (loss) per share - construction services                  0.03        0.00        0.04       (0.03)       0.09        0.05
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Basic earnings (loss) per share                               $   (0.09)  $   (0.47)  $    1.22   $    0.33   $    1.50   $    0.47
                                                              =========   =========   =========   =========   =========   =========
Diluted earnings (loss) per share                             $   (0.09)  $   (0.47)  $    1.21   $    0.33   $    1.49   $    0.46
                                                              =========   =========   =========   =========   =========   =========

Average outstanding common shares                                27,570      27,002      27,509      26,910      27,366      26,733
Average shares outstanding (assuming dilution)                       --          --      27,691      27,022      27,525      26,839


The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles
(GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

/TABLE
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

                                                    SOUTHWEST GAS CORPORATION
                                                  SUMMARY STATEMENTS OF INCOME
                                            (In thousands, except per share amounts)
                                                           (Unaudited)
                                                                                   SIX MONTHS ENDED           TWELVE MONTHS ENDED
                                                                                       JUNE 30,                    JUNE 30,
                                                                                -----------------------     -----------------------
                                                                                  1998          1997          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                                          $ 439,380     $ 319,304     $ 734,741     $ 574,600
Net cost of gas sold                                                              194,755       121,322       282,771       193,745
-----------------------------------------------------------------------------------------------------------------------------------
Operating margin                                                                  244,625       197,982       451,970       380,855
Operations and maintenance expenses                                               103,031        97,855       206,335       200,748
Depreciation, amortization, and general taxes                                      54,793        51,426       107,288        99,171
-----------------------------------------------------------------------------------------------------------------------------------
Operating income                                                                   86,801        48,701       138,347        80,936
Net interest deductions                                                            31,339        29,456        63,634        56,451
Preferred securities distribution                                                   2,738         2,738         5,475         5,475
-----------------------------------------------------------------------------------------------------------------------------------
Pretax utility income                                                              52,724        16,507        69,238        19,010
Utility income tax expense                                                         20,292         6,328        22,886         7,201
-----------------------------------------------------------------------------------------------------------------------------------
Net utility income                                                                 32,432        10,179        46,352        11,809
Other income (expense), net                                                            (1)         (390)       (7,885)         (571)
-----------------------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                                        32,431         9,789        38,467        11,238
Contribution to net income - construction services                                  1,008          (969)        2,621         1,240
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                                      $  33,439     $   8,820     $  41,088     $  12,478
===================================================================================================================================

Earnings per share - gas operations                                             $    1.18     $    0.36     $    1.41     $    0.42
Earnings (loss) per share - construction services                                    0.04         (0.03)         0.09          0.05
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                                        $    1.22     $    0.33     $    1.50     $    0.47
===================================================================================================================================
Diluted earnings per share                                                      $    1.21     $    0.33     $    1.49     $    0.46
===================================================================================================================================

Average outstanding common shares                                                  27,509        26,910        27,366        26,733

Average shares outstanding (assuming dilution)                                     27,691        27,022        27,525        26,839


                 See Notes to Summary Financial Statements.

/TABLE
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
                                SOUTHWEST GAS CORPORATION
                                  SUMMARY BALANCE SHEET
                                    AT JUNE 30, 1998
                                     (In thousands)
                                       (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                                                   $ 1,364,094
  Construction work in progress                                                                     36,898
                                                                                               -----------
    Net utility plant                                                                            1,400,992
                                                                                               -----------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                                    26,047
  Other                                                                                             54,824
                                                                                               -----------
    Total other property and investments                                                            80,871
                                                                                               -----------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                                                 4,843
  Receivables - less reserve of $1,557 for uncollectibles                                           37,226
  Accrued utility revenue                                                                           21,500
  Deferred purchased gas costs                                                                      63,302
  Other                                                                                             24,530
                                                                                               -----------
    Total current and accrued assets                                                               151,401
                                                                                               -----------
DEFERRED DEBITS
  Unamortized debt expense                                                                          18,707
  Other deferred debits                                                                             28,248
                                                                                               -----------
    Total deferred debits                                                                           46,955
                                                                                               -----------
    TOTAL ASSETS                                                                               $ 1,680,219
                                                                                               ===========
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 27,625 shares outstanding                                     $   394,332
    Retained earnings                                                                               18,396
                                                                                               -----------
      Total common stockholders' equity                                                            412,728     33.1%
  Preferred securities of Southwest Gas Capital I, 9.125%                                           60,000      4.8
  Long-term debt - NOTE 2                                                                          774,963     62.1
                                                                                               -----------    ------
      Total capitalization                                                                       1,247,691    100.0%
                                                                                               -----------    ======
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                                     75,900
  Accounts payable                                                                                  30,866
  Customer deposits                                                                                 22,459
  Taxes accrued (including income taxes)                                                            25,042
  Other                                                                                             58,698
                                                                                               -----------
      Total current and accrued liabilities                                                        212,965
                                                                                               -----------
DEFERRED CREDITS
  Deferred investment tax credits                                                                   17,705
  Deferred income taxes                                                                            151,532
  Other                                                                                             50,326
                                                                                               -----------
      Total deferred credits                                                                       219,563
                                                                                               -----------
      TOTAL CAPITALIZATION AND LIABILITIES                                                     $ 1,680,219
                                                                                               ===========

                       See Notes to Summary Financial Statements.

/TABLE
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
                       SOUTHWEST GAS CORPORATION
                    SUMMARY STATEMENT OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 1998
                             (In thousands)
                              (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                        $  33,439
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                    38,976
      Change in receivables and payables                               28,393
      Change in gas cost related balancing items                       23,389
      Change in accrued taxes                                          23,150
      Change in deferred taxes                                         (5,048)
      Allowance for funds used during construction                       (929)
      Other                                                            10,648
                                                                    ---------

       Net cash provided by operating activities                      152,018
                                                                    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                           (78,972)
  Other                                                               (12,104)
                                                                    ---------

       Net cash used in investing activities                          (91,076)
                                                                    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                     4,632
  Dividends paid                                                      (11,274)
  Change in notes payable                                             (66,100)
  Long-term debt issuances, net                                         3,300
                                                                    ---------

       Net cash used in financing activities                          (69,442)
                                                                    ---------

Change in cash and temporary cash investments                          (8,500)
Cash at beginning of period                                            13,343
                                                                    ---------

Cash at end of period                                               $   4,843
                                                                    =========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                           $  30,262
Income taxes, net of refunds                                        $   1,388


            See Notes to Summary Financial Statements.

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
                                 SOUTHWEST GAS CORPORATION
                           NOTES TO SUMMARY FINANCIAL STATEMENTS
                                      (In thousands)
                                        (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

The summary financial statements have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.


NOTE 2 - LONG-TERM DEBT:

Term loan facility                                                               $ 200,000
Debentures and notes:
   Debentures, 9.75% series F, due 2002                                            100,000
   Debentures, 7.50% series, due 2006                                               75,000
   Debentures, 8% series, due 2026                                                  75,000
   Medium-term notes, 7.59% series, due 2017                                        25,000
   Medium-term notes, 7.78% series, due 2022                                        25,000
   Medium-term notes, 7.92% series, due 2027                                        25,000
   Medium-term notes, 6.89% series, due 2007                                        17,500
   Medium-term notes, 6.76% series, due 2027                                         7,500
Industrial development revenue bonds:
   Variable-rate bonds, Series A, due 2028 - net of funds held in trust             26,911
   7.30% 1992 Series A, due 2027                                                    30,000
   7.50% 1992 Series B, due 2032                                                   100,000
   6.50% 1993 Series A, due 2033                                                    75,000
Unamortized discount on long-term debt                                              (6,948)
                                                                                 ---------
TOTAL LONG-TERM DEBT                                                             $ 774,963
                                                                                 =========
ESTIMATED CURRENT MATURITIES                                                     $      --
                                                                                 =========
/TABLE
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                                                        SOUTHWEST GAS CORPORATION
                                                        SELECTED STATISTICAL DATA
                                                              JUNE 30, 1998


FINANCIAL STATISTICS
Market value to book value per share at quarter end                            164%
Twelve months to date return on equity  -- total company                      10.4%
                                        -- gas                                10.2%
Common stock dividend yield at quarter end                                     3.4%

GAS OPERATIONS SEGMENT

                                                                                                         Authorized
                                                                          Authorized     Authorized      Return on
                                                                           Rate Base       Rate of         Common
Rate Jurisdiction                                                       (In thousands)     Return          Equity
----------------------------                                            --------------   ----------      ----------
Arizona (1)                                                             $   541,104           9.38%          11.25%
Southern Nevada (1)                                                         237,165           9.50           11.55
Northern Nevada (1)                                                          63,986           9.67           11.55
Southern California                                                          69,486           9.94           11.35
Northern California                                                          21,350          10.02           11.35
Paiute Pipeline Company (1)                                                  61,602           9.69           11.60

  (1)  Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                            SIX MONTHS ENDED              TWELVE MONTHS ENDED
                                                                                   JUNE 30,                       JUNE 30,
                                                                          ---------------------------     --------------------------
  (In dekatherms)                                                              1998           1997            1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Residential                                                                 39,760,871     32,420,431      57,895,319     49,373,150
Small commercial                                                            16,426,936     14,490,813      26,596,665     24,257,249
Large commercial                                                             4,117,306      4,044,736       7,726,751      7,610,136
Industrial / Other                                                           5,898,152      3,659,318      10,842,440      6,057,093
Transportation                                                              43,892,841     45,544,144     101,434,426     99,434,472
------------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                                    110,096,106    100,159,442     204,495,601    186,732,100
====================================================================================================================================


HEATING DEGREE DAY COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                           1,717          1,322           2,369          1,971
Ten-year average                                                                 1,420          1,398           2,044          2,020
====================================================================================================================================

/TABLE
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